CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





To the Board of Trustees of
Ivy Fund



We hereby consent to the incorporation by reference and inclusion in Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated February 12, 1999, on our audits of the financial statements and financial highlights of Ivy International Fund, Ivy Growth Fund, Ivy Bond Fund, Ivy Growth w/Income Fund, Ivy Money Market Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy South America Fund, Ivy Global Science and Technology Fund, Ivy International Small Companies Fund, Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund, Ivy International Fund II, Ivy Pan-Europe Fund, and Ivy US Blue Chip Fund appearing in the December 31, 1998 Annual Reports to Shareholders of the Funds, which annual reports are incorporated by reference in Post-Effective Amendment No. 110 to the Registration Statement. We also consent to the reference to our Firm under the caption "Financial Highlights" in the Prospectuses and "Auditors" in the Fund's Statements of Additional Information.







/S/ PRICEWATERHOUSECOOPERS LLP



Fort Lauderdale, Florida
April 30, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





To the Board of Trustees of
Ivy Fund



We hereby consent to the inclusion in Item 22 to Part B of Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A (File No. 2-17613, hereafter the "Registration Statement") of Ivy Fund of our reports dated April 28, 1999 on our audits of the Statements of Assets and Liabilities as of April 28, 1999 of Ivy International Strategic Bond Fund and Ivy European Opportunities Fund appearing in the Registration Statement. We also consent to the reference to our Firm under the caption "Auditors" in the Fund's Statements of Additional Information.





/S/ PRICEWATERHOUSECOOPERS LLP



Fort Lauderdale, Florida
April 30, 1999